Income taxes	12 Months Ended
Dec. 31, 2014
Income taxes

6. Income taxes

Following is the total income before income taxes and the provision for income taxes for the three years ended December 31, 2014.

Year ended December 31 (millions)	2014	2013	2012
Income before income taxes
United States	$(19.9)	$28.4	$32.5
Foreign	165.4	191.0	221.6
Total income before income taxes	$145.5	$219.4	$254.1
Provision for income taxes
Current
United States	$2.1	$8.0	$3.6
Foreign	59.4	63.0	66.5
State and local	1.0	(.2)	–
Total	62.5	70.8	70.1
Deferred
Foreign	23.7	28.5	27.2
Total provision for income taxes	$86.2	$99.3	$97.3

Following is a reconciliation of the provision for income taxes at the United States statutory tax rate to the provision for income taxes as reported:

Year ended December 31 (millions)	2014	2013	2012
United States statutory income tax provision	$50.9	$76.8	$88.9
Income and losses for which no provision or benefit has been recognized	35.7	13.5	7.0
Foreign rate differential and other foreign tax expense	(22.0)	(23.0)	(32.2)
Income tax withholdings	17.1	15.4	20.3
Permanent items	1.1	4.0	4.0
Enacted rate changes	–	8.9	9.0
Change in uncertain tax positions	.2	4.4	4.5
Change in valuation allowances due to changes in judgment	7.0	(.5)	–
Income tax credits, U.S.	(3.9)	–	(4.0)
Other	.1	(.2)	(.2)
Provision for income taxes	$86.2	$99.3	$97.3

The 2013 and 2012 provision for income taxes included $11.4 million and $9.2 million, respectively, due to a reduction in the UK income tax rate. The rate reductions were enacted in the third quarters of 2013 and 2012, and reduced the rate from 26% to 24% effective April 1, 2012, to 23% effective April 1, 2013, to 21% effective April 1, 2014 and to 20% effective April 1, 2015. The tax provisions were caused by a write down of the UK net deferred tax assets.

The tax effects of temporary differences and carryforwards that give rise to significant portions of deferred tax assets and liabilities at December 31, 2014 and 2013 were as follows:

December 31 (millions)	2014	2013
Deferred tax assets
Tax loss carryforwards	$883.3	$888.8
Postretirement benefits	791.3	566.3
Foreign tax credit carryforwards	245.5	252.4
Other tax credit carryforwards	88.0	88.9
Deferred revenue	60.5	86.4
Employee benefits and compensation	44.6	42.4
Purchased capitalized software	39.3	41.3
Capitalized research and development	36.0	89.7
Depreciation	34.9	31.6
Capitalized costs	16.3	16.5
Warranty, bad debts and other reserves	12.8	14.6
Other	29.5	26.8
	2,282.0	2,145.7
Valuation allowance	(2,107.8)	(1,998.8)
Total deferred tax assets	$174.2	$146.9
Deferred tax liabilities
Other	$37.9	$33.0
Total deferred tax liabilities	$37.9	$33.0
Net deferred tax assets	$136.3	$113.9

At December 31, 2014, the company has U.S. Federal ($431.6 million), state and local ($204.5 million), and foreign ($247.2 million) tax loss carryforwards, the total tax effect of which is $883.3 million. These carryforwards will expire as follows (in millions): 2015, $11.1; 2016, $8.7; 2017, $11.9; 2018, $24.6; 2019, $8.4; and $818.6 thereafter. The company also has available tax credit carryforwards of approximately $333.5 million, which will expire as follows (in millions): 2015, $7.5; 2016, $10.5; 2017, $48.2; 2018, $20.8; 2019, $20.6; and $225.9 thereafter.

Failure to achieve forecasted taxable income might affect the ultimate realization of the company’s net deferred tax assets. Factors that may affect the company’s ability to achieve sufficient forecasted taxable income include, but are not limited to, the following: increased competition, a decline in sales or margins, loss of market share, the impact of the economic environment, delays in product availability and technological obsolescence.

Cumulative undistributed earnings of foreign subsidiaries, for which no U.S. income or foreign withholding taxes have been recorded, approximated $1,279.7 million at December 31, 2014. As the company currently intends to indefinitely reinvest all such earnings, no provision has been made for income taxes that may become payable upon distribution of such earnings, and it is not practicable to determine the amount of the related unrecognized deferred income tax liability.

Cash paid for income taxes, net of refunds, during 2014, 2013 and 2012 was $73.9 million, $63.8 million and $39.9 million, respectively.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Year ended December 31 (millions)	2014	2013	2012
Balance at January 1	$26.3	$29.2	$24.3
Additions based on tax positions related to the current year	14.4	(2.4)	3.5
Changes for tax positions of prior years	(1.4)	(.1)	1.4
Reductions as a result of a lapse of applicable statute of limitations	(1.6)	–	(.4)
Settlements	(.9)	(.2)	(.7)
Changes due to foreign currency	(1.8)	(.2)	1.1
Balance at December 31	$35.0	$26.3	$29.2

The company recognizes penalties and interest accrued related to income tax liabilities in the provision for income taxes in its consolidated statements of income. At December 31, 2014 and 2013, the company had an accrual of $1.6 million and $2.1 million, respectively, for the payment of penalties and interest.

At December 31, 2014, all of the company’s liability for unrecognized tax benefits, if recognized, would affect the company’s effective tax rate. Within the next 12 months, the company believes that it is reasonably possible that the amount of unrecognized tax benefits may significantly change; however, various events could cause this belief to change in the future.

The company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. Several U.S. state and foreign income tax audits are in process. The company is under an audit in India, for which years prior to 2006 are closed. For Brazil and the United Kingdom, which are the most significant jurisdictions outside the U.S., the audit periods through 2009 and 2010, respectively, are closed. All of the various ongoing income tax audits throughout the world are not expected to have a material impact on the company’s financial position.

Internal Revenue Code Sections 382 and 383 provide annual limitations with respect to the ability of a corporation to utilize its net operating loss (as well as certain built-in losses) and tax credit carryforwards, respectively (Tax Attributes), against future U.S. taxable income, if the corporation experiences an “ownership change.” In general terms, an ownership change may result from transactions increasing the ownership of certain stockholders in the stock of a corporation by more than 50 percentage points over a three-year period. The company regularly monitors ownership changes (as calculated for purposes of Section 382). The company has determined that, for purposes of the rules of Section 382 described above, an ownership change occurred in February 2011. Any future transaction or transactions and the timing of such transaction or transactions could trigger additional ownership changes under Section 382.

As a result of the ownership change, utilization of the company’s Tax Attributes will be subject to an overall annual limitation of $70.6 million. This limitation will be applied first to any recognized built in losses, then to any net operating losses, and then to any other Tax Attributes. Any unused limitation may be carried over to later years. As of December 31, 2013, due to the ownership change in 2011, the Section 382 limitation and accompanying built in losses caused the company to reduce its deferred tax assets and related valuation allowance by $389.6 million. Based on presently available information and the existence of tax planning strategies, the company does not expect to incur a U.S. cash tax liability in the near term. The company maintains a full valuation allowance against the realization of all U.S. deferred tax assets as well as certain foreign deferred tax assets in excess of deferred tax liabilities.